UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008

URS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction of incorporation)
1-7567 (Commission File No.)	94-1381538 (IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2008, URS Corporation (“URS” or the “Company”) and Martin M. Koffel, the Chairman, Chief Executive Officer and President of URS amended several agreements relating to Mr. Koffel’s compensation.  The modifications were made primarily in connection with the proposed extension of Mr. Koffel’s retirement date, as well as to comply with certain tax provisions.  More specifically, the Company and Mr. Koffel entered into: (1) the Second Amendment (the “Employment Agreement Amendment”) to the Amended and Restated Employment Agreement dated September 5, 2003, as amended on December 7, 2006 (the “Employment Agreement”), (2) the First Amendment (the “SERP Amendment”) to the Amended and Restated Supplemental Executive Retirement Agreement dated September 5, 2003, as amended on December 7, 2006 (the “SERP”), and (3) the First Amendment (the “RSU Agreement Amendment”) to the Restricted Stock Unit Award Agreement dated July 12, 2004 (the “RSU Agreement”).  The Employment Agreement Amendment, the SERP Amendment and the RSU Agreement Amendment were approved by the Compensation Committee of the Company’s Board of Directors on December 10, 2008.  The Compensation Committee also approved the grant of 300,000 shares of restricted stock to Mr. Koffel (the “Restricted Stock Grant”) under the Company’s 2008 Equity Incentive Plan.  Brief descriptions of the material terms and conditions of the Employment Agreement Amendment, the SERP Amendment, the RSU Agreement Amendment and the Restricted Stock Grant are provided below.

Employment Agreement Amendment.  The Employment Agreement Amendment includes the following key modifications to the Employment Agreement:  (1) extends Mr. Koffel’s retirement date from May 31, 2009 to June 1, 2012, (2) provides for the Restricted Stock Grant (as described further below), (3) modifies provisions regarding certain severance and other payments deemed to be deferred compensation under Section 409A of the Internal Revenue Code (“Section 409A”) to avoid unintended adverse tax consequences relating to these payments under Section 409A, and (4) clarifies and conforms certain other definitions and terms used in the Employment Agreement.  No other material amendments were made to the terms and conditions of the Employment Agreement as previously reported.  The foregoing description of the Employment Agreement Amendment is qualified in its entirety by reference to the full text of the Employment Agreement Amendment, filed as Exhibit 10.1 to this Form 8-K.

SERP Amendment.  The SERP Amendment modifies provisions of the SERP regarding the timing of certain non-grandfathered benefit payments to avoid unintended adverse tax consequences relating to these payments under Section 409A.  No other material amendments were made to the terms and conditions of the SERP as previously reported.  The foregoing description of the SERP Amendment is qualified in its entirety by reference to the full text of the SERP Amendment, filed as Exhibit 10.2 to this Form 8-K.

RSU Agreement Amendment.  The RSU Agreement Amendment modifies provisions of the RSU Agreement regarding the timing of delivery of common stock underlying restricted stock units to avoid unintended adverse tax consequences relating to that common stock under Section 409A.  No other material amendments were made to the terms and conditions of the RSU Agreement as previously reported.  The foregoing description of the RSU Agreement Amendment is qualified in its entirety by reference to the full text of the RSU Agreement Amendment, filed as Exhibit 10.3 to this Form 8-K.

Restricted Stock Grant.  The Employment Agreement Amendment provides for the grant to Mr. Koffel of a restricted stock award for 300,000 shares of URS common stock, which grant has been approved by the Compensation Committee, effective upon the effective date of the Employment Agreement Amendment.  The Restricted Stock will vest as follows:

(1)
50,000 shares of Restricted Stock will vest on each of April 1, 2010, April 1, 2011 and April 1, 2012, provided in each case that Mr. Koffel’s continuous service with the Company has not terminated prior to the vesting date.  All unvested shares will accelerate and vest in full in the event of Mr. Koffel’s retirement, termination without cause, or resignation or termination within two years following a change in control (as such retirement, termination and resignation events are described in the Employment Agreement).

.

(2)
50,000 shares of Restricted Stock will vest on each of April 1, 2010, April 1, 2011 and April 1, 2012, provided in each case that Mr. Koffel’s continuous service with the Company has not terminated prior to the vesting date and the Company has met its net income goal (the “Performance Goals”) established by the Board during the first quarter of the fiscal year ending immediately preceding the vesting date, provided that the Compensation Committee confirms the Performance Goals have been satisfied after the audited financial results for the fiscal year have been prepared by the Company.  All unvested shares will accelerate and vest in full in the event of Mr. Koffel’s resignation or termination within two years following a change in control (provided that any preceding performance goals have been satisfied), but will not accelerate in the event of Mr. Koffel’s retirement or termination without cause (as such retirement, termination and resignation events are described in the Employment Agreement).

The Restricted Stock Grant also provides that any dividends or other distributions that may be paid with respect to any unvested shares underlying the Restricted Stock Grant will be subject to the same forfeiture restrictions and restrictions on transferability as apply to the underlying shares.  The foregoing description of the Restricted Stock Grant is qualified in its entirety by reference to the full text of the Restricted Stock Grant, filed as Exhibit 10.4 to this Form 8-K.

On December 10, 2008, the Compensation Committee also amended the Company’s standard forms of Restricted Stock Award Grant Notice and Agreement and Restricted Stock Unit Award Grant Notice and Agreement under the Company’s 2008 Equity Incentive Plan.  The modifications were made to provide that any dividends or other distributions that may be paid with respect to any unvested shares underlying a stock grant will be subject to the same forfeiture restrictions and restrictions on transferability as apply to the underlying shares.  No other material amendments were made to the terms and conditions of the standard forms as previously reported.  The foregoing description of the amendments to the standard forms is qualified in its entirety by reference to the full text of the amended standard forms, filed as Exhibits 10.5 and 10.6 to this Form 8-K.

.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

10.1	Second Amendment to the Amended and Restated Employment Agreement between Mr. Martin M. Koffel and URS Corporation, dated as of December 10, 2008. FILED HEREWITH.

10.2	First Amendment to the Amended and Restated Supplemental Executive Retirement Agreement between Mr. Martin M. Koffel and URS Corporation, dated as of December 10, 2008. FILED HEREWITH.

10.3	First Amendment to the Restricted Stock Unit Award Grant Notice and Agreement between Mr. Martin M. Koffel and URS Corporation, dated as of December 10, 2008. FILED HEREWITH.

10.4	URS Corporation 2008 Equity Incentive Plan Restricted Stock Award to Mr. Martin M. Koffel, dated December 10, 2008. FILED HEREWITH.

10.5	Form of Restricted Stock Award Grant Notice and Agreement. FILED HEREWITH.

10.6	Form of Restricted Stock Unit Award Grant Notice and Agreement. FILED HEREWITH.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: December 10, 2008	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller and Chief Accounting Officer
URS Corporation

.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to the Amended and Restated Employment Agreement between Mr. Martin M. Koffel and URS Corporation, dated as of December 10, 2008.

10.2	First Amendment to the Amended and Restated Supplemental Executive Retirement Agreement between Mr. Martin M. Koffel and URS Corporation, dated as of December 10, 2008.

10.3	First Amendment to the Restricted Stock Unit Award Grant Notice and Agreement between Mr. Martin M. Koffel and URS Corporation, dated as of December 10, 2008.

10.4	URS Corporation 2008 Equity Incentive Plan Restricted Stock Award to Mr. Martin M. Koffel, dated December 10, 2008.

10.5	Form of Restricted Stock Award Grant Notice and Agreement.

10.6	Form of Restricted Stock Unit Award Grant Notice and Agreement.